                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      Form 8-K

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  June 25, 1997


                 CSX Trade Receivables Corporation on behalf of the
                         CSXT Trade Receivables Master Trust
           (Issuer in respect of the CSXT Trade Receivables Master Trust
         5.05% Trade Receivables Participation Certificates, Series 1993-1)

               (Exact name of registrant as specified in its charter)


        Delaware                      33-67034                59-316854
-------------------------------      -----------         ------------------

(State or other jurisdiction of      (Commission          (I.R.S. Employer
incorporation or organization)        File No.)          Identification No.)

                    Route 688
                   P.O. Box 87
                Doswell, Virginia                         23047
    ---------------------------------------            ----------
    (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (804) 876-3220


                                   Not Applicable
           -------------------------------------------------------------
           (Former name or former address, if changed since last report.)


Item 5.     Other Events.

            The Registrant is filing the exhibit listed in Item 7 below.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            Exhibit 7.1 Monthly Statement for the 5.05% Trade Receivables Participation Certificates, Series 1993-1 with respect to the June 25, 1997 Distribution Date.

                                     Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                                       CSXT TRADE RECEIVABLES MASTER TRUST

                                   By: CSX TRADE RECEIVABLES CORPORATION



                                       /s/ ROBERT M. PEEBLES
                                       ------------------------------------
                                       Robert M. Peebles
                                       Vice President-Accounting and
                                         Assistant Treasurer

Date:  July 10, 1997

                                    EXHIBIT LIST





Exhibit


7.1      Monthly  Statement  for  the  5.05%  Trade  Receivables   Participation
         Certificates,   Series  1993-1  with  respect  to  the  June  25,  1997
         Distribution Date